Exhibit 10.1

EXECUTION VERSION

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISPOSITION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 OF THIS WARRANT, WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR EXEMPTION THEREFROM.

IQHQ HOLDINGS, LP

WARRANT TO PURCHASE CLASS A-3 UNITS

Partnership:	IQHQ Holdings, LP, a Delaware limited partnership (the “Partnership”).

Units:	This Warrant (as defined below) is for the purchase of Class A-3 Units of the Partnership (the “Units”).

Exercise Price:	The “Exercise Price” per unit price, shall be $0.01.

Number of Units:	The number of Units issuable upon exercise of this Warrant shall be equal to (a) 1.5%, multiplied by (b) the number of Equity Securities issued and outstanding, less (c) the number of Units previously issued upon exercise (including partial exercise) of this Warrant (the “Number of Units”).

Equity Securities:	Without duplication, (a) 197,967,953.4284 (the “Common Securities”)[1], (b) the Predecessor Warrants issued and outstanding as of such Exercise Date, (c) any warrants for, or convertible into Class A-3 Units (assuming exercise of such warrants) of the Partnership and IQHQ, LP, in each case issued pursuant to a Warrant Purchase Agreement, dated as of September 30, 2025 and issued and outstanding as of the Exercise Date (the “Additional Warrants”), (d) any warrants for, or convertible into, Class A-3 Units (assuming exercise of such warrants) of the Partnership and IQHQ, LP, in each case, issued pursuant to a Subscription Agreement (as defined below) and issued and outstanding as of such Exercise Date (the “Contemplated Warrants”) and (e) any Class A-3 Units issued upon exercise of the Predecessor Warrants, Additional Warrants and/or Contemplated Warrants, in each case, outstanding as of such Exercise Date (the “Equity Securities”). For purposes of this Warrant, “Subscription Agreement” shall mean (i) a Subscription Agreement for “16.5% Series E-1 Cumulative Redeemable Preferred Stock” and/or, as applicable, shares of any additional series designated as Series E-2 Cumulative Redeemable Preferred Stock, Series E-3 Cumulative Redeemable Preferred Stock, or similar nomenclature, and (ii) a Subscription Agreement for “15.0% Series G-1 Cumulative Redeemable Preferred Stock” and/or, as applicable, shares of any additional series designated as Series G-2 Cumulative Redeemable Preferred Stock, Series G-3 Cumulative Redeemable Preferred Stock, or similar nomenclature (collectively, the “Series G Preferred Stock”), in each case, entered into in connection with IQHQ Inc.’s offering of such securities contemplated by the Subscription Agreements and executed no later than the final date on which IQHQ Inc. accepts capital commitments under IQHQ Inc.’s offering of such securities contemplated by the Subscription Agreements, and “Predecessor Warrants” shall mean those certain Warrants for the purchase of Class A-3 Units of the Partnership, in each case, issued on May 23, 2024, pursuant to that certain Secured Convertible Promissory Note and Warrant Purchase Agreement, dated as of May 23, 2024 (as may be amended, restated, amended and restated, or modified from time to time).

Issue Date:	September 30, 2025 (the “Issue Date”).

Expiration Date:	The “Expiration Date” shall be the earliest of: (a) the date of the closing of a Change of Control (as defined in the LPAs, defined below); (b) the date of a Company IPO (as defined in the LPAs), (c) the date of any voluntary or involuntary liquidation, dissolution, or winding up of the Partnership; or (d) September 30, 2035.

1 Figure not inclusive of Class A-3 Units that have been issued or are to be issued pursuant to the exercise of any Warrant, which Class A-3 Units are included in clause (e).

This WARRANT (this “Warrant”) certifies that, for good and valuable consideration, IIP Life Science Investments LLC, a Delaware limited liability company (the “Holder”), is entitled to purchase the applicable Number of Units of the Partnership, at the Exercise Price, subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is issued pursuant to, as applicable, either (a) that certain Securities Purchase Agreement for Series G Preferred Stock entered into as of the effective date thereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”), by and among IQHQ Inc. and the Holder or (b) that certain Subscription Agreement for Series G Preferred Stock entered into as of the “Acceptance Date” thereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Holder Subscription Agreement”), by and among IQHQ Inc. and the Holder and corresponding Warrant Purchase Agreement made as of the Acceptance Date (as defined in the Holder Subscription Agreement) (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Warrant Purchase Agreement”), by and among the Partnership, the Holder and the other parties thereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement or the Holder Subscription Agreement, as applicable.

Article 1.  Exercise.

1.1              Method of Exercise. Subject to Section 1.6, the Holder may exercise this Warrant, in whole or in part, at any time, and on one or more occasions (each date of exercise, an “Exercise Date”), prior to the Expiration Date by delivering a duly executed Notice of Exercise in substantially the form attached hereto as Appendix I to the principal office of the Partnership; provided, that the Holder may not and shall not exercise this Warrant on or prior to the earlier of (i) the three-year anniversary of the Issue Date and (ii) the Holder’s funding in full of its Stock Purchase Commitment or Capital Commitment, as applicable, pursuant to the Securities Purchase Agreement or Holder Subscription Agreement, as applicable. The Holder shall also deliver to the Partnership a check, wire transfer (to an account designated by the Partnership), or other form of cash payment acceptable to the Partnership for the aggregate Exercise Price for the Units being purchased. Upon any partial exercise of this Warrant, this Warrant shall remain in full force and effect in respect of the Units as to which this Warrant shall not have been exercised, and the Partnership shall not be required to issue a new warrant of like tenure upon any such partial exercise of this Warrant.

1.2              Delivery of Units. Promptly after the Holder exercises this Warrant and the Partnership receives payment of the aggregate Exercise Price, the Partnership shall cause its register to be updated to reflect the Units acquired by the Holder.

1.3              Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Partnership of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Partnership or, in the case of mutilation, on surrender and cancelation of this Warrant, the Partnership shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.4              Treatment of Warrant upon Change of Control or Company IPO. Prior to consummating a Change of Control or a Company IPO, either (a) the Holder may exercise, in whole, its purchase right under this Warrant with respect to the Units and such exercise will be deemed effective immediately prior to the consummation of such Change of Control or Company IPO or (b) if the Holder elects not to exercise this Warrant, this Warrant will automatically expire, and shall immediately be forfeited and canceled in full, for no consideration and without any further action of the Partnership or the Holder, immediately prior to the consummation of such Change of Control or Company IPO. The Partnership shall provide the Holder with five business days’ prior written notice of the consummation of such Change of Control or Company IPO (together with such reasonable information as the Holder may request in connection with such Change of Control or Company IPO giving rise to such notice), in each case, to the extent permitted by applicable law and to the extent the Partnership is not otherwise restricted by any confidentiality obligation.

1.5              Tax Treatment. Absent a change in law or Internal Revenue Service practice, or a contrary determination (as defined in Section 1313(a) of the Internal Revenue Code, as amended), the Partnership agrees, and by acceptance of this Warrant the Holder agrees, (a) that this Warrant shall be treated, as of the Issue Date, as a capital interest in the Partnership for U.S. federal income tax purposes, (b) the Holder shall be treated, as of the Issue Date, as a partner in the Partnership for U.S. federal income tax purposes and (c) not to take any position on any tax return or otherwise that is inconsistent with such treatment. The Partnership and the Holder further acknowledge and agree that the Sixth Amended and Restated Limited Partnership Agreement of the Partnership, effective as of September 30, 2025 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LPA” and together with the Eighth Amended and Restated Limited Partnership Agreement of IQHQ, LP, effective as of September 30, 2025 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LPAs”)) reflects the aforementioned tax treatment, and the Holder, by acceptance of this Warrant, agrees to be bound by the provisions set forth in Sections 7.04, 7.05, 7.06, 7.07, 7.08 and 7.09 of Article VII of the LPA (allocations and withholding), Article VIII of the LPA (transfers of interests), Article XI of the LPA (REIT restrictions) and any other provisions of the LPA which affect the Holder’s rights, obligations or status as a partner of the Partnership for U.S. federal income tax purposes.

1.6              Antitrust Filings. If the exercise of this Warrant or issuance of any Units pursuant to the terms hereof would be subject to the provisions of the Hart-Scott-Rodino Antitrust Improvement Act, as amended (the “HSR Act”) or any other applicable federal, state or foreign antitrust, competition or trade regulation laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including the HSR Act, the issuance of the Units by the Partnership to the Holder, and the payment by the Holder of the Exercise Price therefor, shall be subject to the expiration or earlier termination of the waiting period under the HSR Act or any other applicable Antitrust Law, and any other approvals, clearances or expirations of waiting periods under any other applicable laws shall have been obtained, with the exercise date of this Warrant being deemed to be the date immediately following the date of such expiration or early termination.

1.7              Certain Terms of Class A-3 Units Upon Exercise. Upon exercising this Warrant, the Holder will own Class A-3 Units in the Partnership. The Class A-3 Units will have those rights, preferences and privileges set forth in the LPAs; provided that, notwithstanding the foregoing or any contrary provision in any LPA or any Side Letter (as defined in the LPAs), the Holder agrees that all of its Class A-3 Units will be excluded from any special put right, repurchase right, redemption right, sale right or other similar right that applies to less than all investors and/or less than all units in the Partnership and/or IQHQ, LP, as applicable, other than, to the extent applicable to the Class A-3 Units, the rights contained in Sections 8.13 of the LPAs; and any provisions that provide such rights in respect of any Class A Units shall be construed as if Class A-3 Units had not been issued.

Article 2.   Calculations and Adjustments to the Units.

2.1              Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, combination, substitution, or other event that results in a change of the number and/or class of the Units, the Holder shall be entitled to receive, upon exercise of this Warrant, such number and kind of securities and property that the Holder would have received if this Warrant had been exercised prior to, and the securities underlying this Warrant issued and outstanding on and as of, the consummation of such reclassification, exchange, combination substitution, or other event. The Partnership or its successor shall promptly issue to the Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.1 shall similarly apply to successive reclassifications, exchanges, substitutions or other events.

Article 3.   Representations and Warranties of the Partnership.

The Partnership represents and warrants to the Holder, as of the date hereof, as follows:

3.1              Organization; Capacity. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The Partnership has the requisite power and authority to enter into and perform its obligations under this Warrant.

3.2              Authorization; Noncontravention. All requisite actions have been taken on the part of the Partnership necessary for (a) the authorization, execution, delivery of, and the performance of all obligations of the Partnership under this Warrant and (b) the authorization, issuance, reservation for issuance and delivery of this Warrant and all of the Units to allow for the exercise of this Warrant. The Partnership’s execution and delivery of this Warrant will not result in any material violation of any requirements of applicable law or result in a material breach or default under, any judgment, order or decree, writ, injunction, determination or award of any court, arbitrator or commission, board, bureau, agency or other governmental authority, in each case applicable to the Partnership.

3.3              Binding Effect. This Warrant has been duly authorized, executed and delivered by the Partnership, and, assuming the due authorization, execution and delivery by the Holder, constitutes the legal, valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability.

Article 4.   Representations and Warranties of the Holder.

The Holder represents and warrants to the Partnership, as of the date hereof, as follows:

4.1              Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. The Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or its underlying securities.

4.2              Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Partnership regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Partnership possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

4.3              Investment Experience. The Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. The Holder’s financial condition is such that the Holder can afford to bear the economic risk of holding this Warrant and its underlying securities for an indefinite period of time and has adequate means for providing for the Holder’s current needs and contingencies and to suffer a complete loss of its investment in this Warrant and its underlying securities. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its purchase of this Warrant and its underlying securities.

4.4              Accredited Investor Status. The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5              The Securities Act. The Holder understands that this Warrant and the Units issuable upon exercise hereof have not been registered under the Act in reliance upon exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder understands that this Warrant and the Units issuable upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

Article 5.   Miscellaneous.

5.1              Termination. This Warrant shall terminate on the Expiration Date, unless earlier forfeited and canceled in accordance with the terms of this Warrant, and following such termination (or forfeiture and cancelation) there shall be no liability on the part of either party with respect to this Warrant or its underlying securities. In addition to the other provisions pursuant to which this Warrant may be forfeited or canceled, and otherwise notwithstanding any contrary provision herein, unless the application of this sentence has been waived in writing by the Partnership in its sole discretion, if at any time prior to the earlier of (i) the Holder or any Affiliate (as defined in the Securities Purchase Agreement) fully funding its commitment to purchase Series G Preferred Stock pursuant to the Securities Purchase Agreement and (ii) the third anniversary of the Issue Date, the Holder or any Affiliate of the Holder becomes a Defaulting Purchaser (as defined in the Securities Purchase Agreement), this Warrant shall be automatically forfeited and canceled and shall terminate (without any right of the Holder to exercise this Warrant or receive any compensation therefor) as of such date.

5.2              Transfer of Warrants; Compliance with Securities Laws on Transfer. Neither the Partnership nor the Holder may assign to one or more assignees all or a portion of their rights and obligations under this Warrant without the consent of the other party. This Warrant and the Units issuable upon exercise of this Warrant shall be subject to the restrictions on transfer as set forth in the LPA and may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Partnership, as reasonably requested by the Partnership).

5.3              Successors and Assigns. Unless this Warrant has been terminated, forfeited and canceled, or validly exercised, in full, in each case in accordance with the terms of this Warrant, the terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties, including, without limitation, by merger, consolidation or otherwise. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

5.4              Notices. Any notice required or permitted by this Warrant shall be in writing (including by electronic mail) and shall be deemed sufficient upon the earliest to occur of (a) receipt, (b) personal delivery or delivery by courier, (c) one business day after deposit with an overnight delivery service, (d) three business days after deposit in the U.S. mail as certified or registered mail (airmail if sent internationally) with postage prepaid or (e) the date sent, if sent by electronic mail, in each case if such notice is addressed to the party to be notified at such party’s address or e-mail address as set forth on such party’s signature page hereto or as subsequently modified by written notice.

5.5              No Partner Rights. Except as provided in this Warrant, including Section 1.5, the Holder will not have any rights as a partner or as a common equity holder of the Partnership by virtue of holding this Warrant until the valid exercise of any portion of this Warrant. The Holder, by acceptance of the Units issued upon exercise of this Warrant, agrees to be bound by the provisions set forth in the LPA with respect to the Units purchased hereunder.

5.6              Amendments and Waivers. This Warrant may be amended and provisions may be waived only with the written consent of the Holder and the Partnership. Any amendment or waiver shall be binding upon each party and the respective successors and permitted assigns of the parties, including, without limitation, by merger, consolidation or otherwise.

5.7              Counterparts. This Warrant may be executed in counterparts (and by the parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Warrant by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Warrant. It is understood and agreed that the words “execution”, “signed”, “signature”, “delivery” and words of like import shall be deemed to include any electronic signature (e.g., www.docusign.com), delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act.

5.8              Governing Law. THIS WARRANT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE WARRANT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE (BOROUGH OF MANHATTAN), OR ANY APPELLATE COURT FROM ANY THEREOF, AND BY EXECUTION AND DELIVERY OF THIS WARRANT, EACH PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH PARTY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY TRANSACTION DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE WARRANT IN THE MANNER PROVIDED FOR IN SECTION 5.4. NOTHING IN THIS WARRANT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

5.9              Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, OR RELATING TO THIS WARRANT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (B) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (C) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.9.

5.10            Further Assurances. The Partnership covenants and agrees not to, by amendment of the LPA, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against impairment, consistent with the tenor and purpose of this Warrant.

5.11            Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, the parties hereto agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties hereto cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Warrant, (b) the balance of the Warrant shall be interpreted as if such provision were so excluded and (c) the balance of the Warrant shall be enforceable in accordance with its terms.

5.12            Specific Performance. Each party acknowledges and agrees that the other party or parties would be damaged irreparably if any provision of this Warrant is not performed in accordance with its specific terms or is otherwise breached. Accordingly, each party agrees that the other party or parties will be entitled, and such party agrees that such other party or parties will be entitled, to an injunction or injunctions to prevent breach of the provisions of this Warrant and to enforce specifically this Warrant and its terms and provisions, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy to which such party may be entitled, at law or in equity.

5.13            Entire Agreement. This Warrant, together with the Securities Purchase Agreement or Holder Subscription Agreement and the Warrant Purchase Agreement, as applicable, and, if applicable, the Subscription Form attached to that certain Preemptive Rights Notice, to be dated on or around October 2025, and the LPA, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof (but for the avoidance of doubt, not pertaining to the Holder’s (a) admission as a limited partner of the Partnership or (b) ownership of and interest in the Units, in each case in connection with such Holder’s exercise of any portion of this Warrant), and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

5.14            Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Issue Date.

PARTNERSHIP

IQHQ HOLDINGS, LP
By: IQHQ GP, LLC
Its: General Partner

By:	/s/ Bryan Smith
Name:	Bryan Smith
Title:	Chief Operating Officer

Address:

One Boston Place
201 Washington Street, Suite 3920
Boston, MA 02108
Attention: General Counsel
Email: legal@iqhqreit.com

[Signature Page to Warrant]

ACCEPTED AND AGREED:

HOLDER

IIP LIfe SCIENCE INVESTMENTS llc

By:	/s/ David Smith
	Name:	David Smith
	Title:	Chief Financial Officer

Date:	September 30, 2025

Address:

11440 West Bernardo Court, Suite 100,
San Diego, California 92127
Attention: Legal

Email: kelly.spicher@iipreit.com;
pm@iipreit.com; david.smith@iipreit.com

[Signature Page to Warrant]

APPENDIX I

NOTICE OF EXERCISE

1.                 The undersigned (the “Holder”) elects to purchase ___________ Class A-3 Units (the “Units”) of IQHQ Holdings, LP (the “Partnership”), pursuant to the terms of that certain Warrant, dated ___________, by and between the Holder and the Partnership (as may be amended from time to time, the “Warrant”), and the Holder hereby tenders payment of the aggregate Exercise Price (as defined in the Warrant) of the Units in full.

2.                 Please cause the Partnership’s register to be updated to represent the Class A-3 Units in the name of the Holder.

3.                 [Holder hereby instructs the Partnership that this exercise is conditioned upon the [Change of Control/Company IPO] referenced in the notice, dated [●], if such notice is permitted by and in accordance with Section 1.4 of the Warrant, and that such exercise will be effective immediately prior to the consummation of such Change of Control or Company IPO in accordance with Section 1.4 of the Warrant.]2

4.                [In accordance with Section 1.6 of the Warrant, Holder hereby acknowledges and agrees that this exercise is conditioned upon the expiration or earlier termination of the waiting period under the HSR Act or any other applicable Antitrust Law, and obtaining any other approvals, clearances or expirations of waiting periods under any other applicable laws, and that such exercise will be effective on the date immediately following the date of such expiration or early termination.]3

5.                 By its execution below and for the benefit of the Partnership, the Holder hereby restates each of the representations and warranties in (a) ARTICLE 4 of the Warrant and (b) ARTICLE 5 of the Securities Purchase Agreement or ARTICLE 5 of the Warrant Purchase Agreement, as applicable, as of the date of this Notice of Exercise.

6.                 By executing and delivering this Notice of Exercise, the Holder hereby agrees to be admitted as a limited partner of the Partnership and become a party to, to be bound by and subject to, and to comply with the provisions of the Sixth Amended and Restated Limited Partnership Agreement (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LPA”) as a limited partner. In connection therewith, effective as of the date hereof, the Holder hereby makes the representations and warranties contained in Section 10.15 of Article X of the LPA and any other representations and warranties given or made by the Partners (as defined therein) contained in the LPA. The Holder shall be deemed to have been a limited partner of the Partnership as of the date hereof (or, if the Holder has already been admitted as a partner of the Partnership, as of such earlier date), for all purposes of the LPA (it being understood that the Holder will have already been treated as a partner of the Partnership for U.S. federal income tax purposes as of the date of the Warrant).

2 To be included only if applicable.

3 To be included only if applicable.

[Notice of Exercise]

HOLDER:

[●]
By:
Its:

By:
Name:
Title:
Date:

[Notice of Exercise]